                                                                   EXHIBIT 10.36

                                LEASE AMENDMENT

This document amends the Lease Agreement dated November 14, 1996 and amended November 24, 1997 and March 27, 1998 by and between Blue Lake Partners, Ltd. ("Landlord"), and McAfee Software, Inc., a Delaware Corporation ("Tenant"), for the Premises located at 4099 McEwen, Suites 500, 620, & 700, and 4101 McEwen, Suite 300 Dallas, Texas 75244 as follows:

Basic Lease Provision No. 2 "Premises"

Effective June 1, 1998, Tenant shall expand within the same building into Suite #405 in the 4099 McEwen Building containing 2,123 rentable square feet maintaining all its space at 4099 McEwen Suites 500, 620, & 700 and 4101 McEwen Suite 300. The new, combined square footage will total 55,704 rentable square feet. The expansion space (4099 McEwen, Suite #405) is further defined and delineated on the attached Exhibit "A-3".

Basic Lease Provision No. 3 "Basic Rent"

Effective June 1, 1998, Tenant's Basic Monthly Rent shall adjust as follows:

                  Term                        Monthly Rent
                  ----                        ------------
     June 1, 1998 thru Jan. 31, 2002           $76,616.08
     Feb. 1, 2002 thru Feb. 17, 2003           $81,243.23

Basic Lease Provision No. 4 "Tenant's Pro Rate Share"

Effective June 1, 1998, Tenant's proportionate share of the 4099 McEwen Building shall be set at 32.18% for all purposes under this Lease.

Basic Lease Provision No.'s 5&6 "Operating Expense Stop"

Effective June 1, 1998, the Expense Stop for the expansion space only (4099 McEwen, Suite #405 - 2,123 rsf) shall be set at an amount equal to the sum of the actual grossed up operating expenses for 1998, expressed as a function of 123,770 rentable square feet for the building.

Basic Lease Provision No. 7 "Term"

Effective June 1, 1998, Tenant's Lease Term for the expansion space (4099 McEwen, Suite 405 - 2,123 rsf) shall be fifty-six and one half (56 1/2) months for an expiration date coterminous with Tenant's existing space of February 17, 2003.

Basic Lease Provision No. 11 "Tenant's Broker"

Tenant represents and warrants that it has dealt with no Broker or Agent in connection with the execution of this Lease Amendment and Tenant agrees to indemnify and hold harmless Landlord against all liabilities and costs arising from a breach of such warranty including without limitation attorney's fees in connection therewith.

Exhibit "D"

Exhibit D, Work Letter, Plans Agreed Upon/Finish Allowance, paragraph 2.1, shall be amended such that Landlord shall provide an allowance up to $17,514.75 (The "Finish Allowance"). Tenant acknowledges that Landlord has satisfactorily completed all of Landlord's work and all tenant improvements called for by or under all prior Exhibit "D" construction plans and specifications to the Lease and any Amendments, and the only work to be performed by Landlord is under this Amendment. Tenant Improvements shall be constructed in accordance with Exhibit
D. Tenant agrees to execute an Acceptance of Premises Memorandum upon Substantial Completion as defined in Exhibit D.



Submission of this instrument for examination or signature by Tenant is not effective until execution by and delivery to both Landlord and Tenant.


All other terms and conditions shall remain the same and in full force and effect.


EXECUTED the 4th day of June, 1998.


                                    LANDLORD:  Blue Lake Partners, Ltd.

                                    By:  SF Realty, Inc. Its General Partner


                                    By:  /s/ MARK HARRISON
                                         -----------------------------------
                                         Mark Harrison, Leasing Manager


                                    TENANT:  McAfee Software, Inc.
                                             (a Delaware Corporation)


                                    By:  /s/ PRABHAT GOYAL, CFO
                                         -----------------------------------
                                         Prabhat Goyal, CFO

                                 Exhibit "A-3"




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